UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 July 21, 2020

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HEARTLAND EXPRESS INC
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.   Other Events.

On July 21, 2020, Heartland Express, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the 2009 Gerdin Heartland Trust, UTA July 15, 2009 (the “Selling Stockholder”) and Morgan Stanley & Co. LLC (the “Underwriter”), in connection with the offer and sale by the Selling Shareholder of 3,260,870 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share, at a public offer price of $20.50 per share in an underwritten public offering (the “Offering”). Pursuant to the terms of the Underwriting Agreement, the Selling Stockholder granted the Underwriter a 30-day option to purchase up to an additional 489,130 shares (the “Option Shares” and, together with the Firm Shares, the “Shares”) of common stock on the same terms and conditions. The sale of the Firm Shares pursuant to the Underwriting Agreement was completed on July 24, 2020. The Company did not receive any proceeds from the sale of the Firm Shares by the Selling Stockholder and will not receive any proceeds from the sale of the Option Shares.

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, each of the Company and the Selling Stockholder has agreed to indemnify the other and the Underwriter against certain liabilities on customary terms. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The offer and sale of the Shares was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-239983), including the Prospectus contained therein dated July 21, 2020, and a related Prospectus Supplement dated July 21, 2020, each of which is on file with the Securities and Exchange Commission. A copy of the opinion of Scudder Law Firm, P.C., L.L.O. relating to the legality of the Shares is attached as Exhibit 5.1 hereto.

On July 21, 2020, the Company issued a press release announcing the commencement of the Offering. The Company’s press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.
On July 21, 2020, the Company issued a press release announcing the pricing of the Offering. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated July 21, 2020, among Heartland Express, Inc., the 2009 Gerdin Heartland Trust, UTA July 15, 2009, and Morgan Stanley & Co. LLC
5.1	Opinion of Scudder Law Firm, P.C., L.L.O.
23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included as part of Exhibit 5.1)
99.1	Heartland Express, Inc. press release dated July 21, 2020 announcing the commencement of the Offering
99.2	Heartland Express, Inc. press release dated July 21, 2020 announcing the pricing of the Offering
104	Cover Page Interactive Data File

The information in this report and the exhibits hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraphs in the attached press releases and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	July 24, 2020	By:	/s/ Christopher A. Strain
Christopher A. Strain
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated July 21, 2020, among Heartland Express, Inc., the 2009 Gerdin Heartland Trust, UTA July 15, 2009, and Morgan Stanley & Co. LLC
5.1	Opinion of Scudder Law Firm, P.C., L.L.O.
23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included as part of Exhibit 5.1)
99.1	Heartland Express, Inc. press release dated July 21, 2020 announcing the commencement of the Offering
99.2	Heartland Express, Inc. press release dated July 21, 2020 announcing the pricing of the Offering
104	Cover Page Interactive Data File